UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2014

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-11312

(Commission File Number)

58-0869052

(IRS Employer Identification Number)

191 Peachtree Street NE, Suite 500, Atlanta, Georgia 30303-1740

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2014, Cousins Properties Incorporated (the “Company”) entered into an underwriting agreement (the “Agreement”) with Wells Fargo Securities, LLC (the “Underwriter”). Pursuant to the terms and conditions of the Agreement, the Company agreed to sell 8,700,000 shares of common stock, par value $1.00 per share at a price of $11.365 per share.

In the Agreement, the Company agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriter may be required to make in respect of these liabilities. In the ordinary course of business the Underwriter or its affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. Subject to customary closing conditions, the offering contemplated by the Agreement is expected to close on or about March 11, 2014.

The shares of common stock were offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-187636). A copy of the Agreement is attached hereto as Exhibit 1.1, and the description of the material terms of the Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the commencement of the common stock offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release announcing the pricing of the common stock offering is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into a Registration Statement on Form S-3 (Registration No. 333-187636).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated March 5, 2014, by and between Cousins Properties Incorporated and Wells Fargo Securities, LLC.

5.1	Opinion of King & Spalding LLP regarding legality of shares.

8.1	Opinion of Deloitte Tax LLP regarding certain tax matters.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte Tax LLP (included in Exhibit 8.1).

99.1	Press Release, dated March 5, 2014.

99.2	Press Release, dated March 6, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2014

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated March 5, 2014, by and between Cousins Properties Incorporated and Wells Fargo Securities, LLC.

5.1	Opinion of King & Spalding LLP regarding legality of shares.

8.1	Opinion of Deloitte Tax LLP regarding certain tax matters.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte Tax LLP (included in Exhibit 8.1).

99.1	Press Release, dated March 5, 2014.

99.2	Press Release, dated March 6, 2014.